Exhibit 31.3

SARBANES-OXLEY SECTION 302(a) CERTIFICATION

I, Frank M. Reynolds, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of InVivo Therapeutics Holdings Corp.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: July 18, 2011	/s/ Frank M. Reynolds
Frank M. Reynolds, Principal Executive Officer and Principal Financial Officer